SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                               FORM 8-K/A

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


Date of earliest event reported:  October 2, 2000.

TV COMMUNICATIONS NETWORK, INC.
(a Colorado Corporation)

I.R.S. Employer Identification Number 84-1062555

10020 E. Girard Avenue, #300
Denver, Colorado 80231
Telephone:  (303) 751-2900

Investor relations contact:

Kenneth D. Roznoy, Vice President of Business Development
10020 E. Girard Avenue, #300
Denver, Colorado 80231
Telephone:  (303) 751-2900

Item 1.   Not Applicable

Item 2.   Not Applicable

Item 3.   Not Applicable

Item 4.   Not Applicable

Item 5.

The Company announced today that it was postponing its Annual Meeting Date until further notice. A new Annual Meeting date, record date and a new mailing date will be announced as soon as possible.

Item 6.   Not Applicable

Item 7.   Not Applicable

Item 8.   Not Applicable

Item 9.   Not Applicable

SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TV COMMUNICATIONS NETWORK, INC.

Date:  October 2, 2000

Omar A. Duwaik
Omar A. Duwaik
PRESIDENT/CEO

Kenneth D. Roznoy
Kenneth D. Roznoy
VICE PRESIDENT/BUSINESS DEVELOPMENT